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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: October 21, 1996



                          MORRISON KNUDSEN CORPORATION
                 (formerly Washington Construction Group, Inc.)


                         Commission File Number 1-12054



                             A Delaware corporation

                   IRS Employer Identification No. 33-0565601



                   MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                  208/386-5000

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

On October 16, 1996, the Company filed a Form 12b-25, Notification of Late Filing, stating that the Company could not file its quarterly report on Form 10-Q for the quarter ended August 31, 1996 within the prescribed time period because it was continuing to evaluate certain matters necessary to compile financial information. Upon pursuing further review of the items noted in the Form 12b-25, the Company has determined that it must delay filing of the Form 10-Q for the reasons stated in the press release dated October 21, 1996 which is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MORRISON KNUDSEN CORPORATION


October 21, 1996                  /s/ Stephen G. Hanks
                              By:
                                 -----------------------------------------------
                                 Stephen G. Hanks
                                 Executive Vice President, Chief Legal Officer and Acting Chief Financial Officer